UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                     811-09397

The Gabelli Utilities Fund
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Utilities Fund Third Quarter Report — September 30, 2012

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund increased 3.4% compared with a decrease of 0.5% for the Standard & Poor’s (“S&P”) 500 Utilities Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)					Since Inception

	Quarter	1 Year	5 Year	10 Year	(8/31/99)
Class AAA (GABUX)	3.37%	14.43%	3.76%	10.81%	7.58%
S&P 500 Utilities Index	(0.53)	12.90	2.42	11.27	5.10
S&P 500 Index	6.35	30.20	1.05	8.01	2.55
Lipper Utility Fund Average	3.23	18.49	2.16	11.69	5.52
Class A (GAUAX)	3.34	14.50	3.77	20.94	15.02
With sales charge (b)	(2.60)	7.92	2.55	20.23	14.50
Class B (GAUBX)	16.20	27.68	5.41	21.46	15.40
With contingent deferred sales charge (c)	11.20	22.68	5.08	21.46	15.40
Class C (GAUCX)	16.23	28.09	5.47	21.42	15.37
With contingent deferred sales charge (d)	15.23	27.09	5.47	21.42	15.37
Class I (GAUIX)	3.32	14.63	3.96	10.92	7.66

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.40%, 1.40%, 2.15%, 2.15%, and 1.15%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The value of utility stocks generally changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

The Gabelli Utilities Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 83.1%
	ENERGY AND UTILITIES — 59.1%
	Energy and Utilities: Alternative Energy — 0.1%
300,000	Algonquin Power & Utilities Corp.	$2,035,398
26,000	Ormat Industries Ltd.	125,355
60,000	Ormat Technologies Inc.	1,125,000

		3,285,753

	Energy and Utilities: Electric Integrated — 30.0%
10,000	AES Tiete SA, Preference	110,544
345,000	ALLETE Inc.	14,400,300
108,000	Alliant Energy Corp.	4,686,120
715,000	Ameren Corp.	23,359,050
20,000	American DG Energy Inc.†	51,800
1,060,191	American Electric Power Co. Inc.	46,584,793
7,001	Atlantic Power Corp.†	104,826
250,000	Avista Corp.	6,435,000
800,000	Black Hills Corp.	28,456,000
35,000	Cleco Corp.	1,469,300
60,000	CMS Energy Corp.	1,413,000
253,300	Dominion Resources Inc.	13,409,702
5,000	DTE Energy Co.	299,700
450,001	Duke Energy Corp.	29,160,065
40,000	Dynegy Inc.†	15,200
1,139,000	Edison International.	52,040,910
795,000	El Paso Electric Co.	27,228,750
6,000	Entergy Corp.	415,800
1,150,000	Exelon Corp.	40,917,000
620,000	FirstEnergy Corp.	27,342,000
60,000	Fortis Inc.	2,046,384
1,540,000	Great Plains Energy Inc.	34,280,400
1,150,054	Hawaiian Electric Industries Inc.	30,257,921
40,000	IDACORP Inc.	1,730,800
298,000	Integrys Energy Group Inc.	15,555,600
26,000	ITC Holdings Corp.	1,965,080
229,000	MGE Energy Inc.	12,134,710
1,090,000	NextEra Energy Inc.	76,659,700
245,000	NiSource Inc.	6,242,600
805,085	NorthWestern Corp.	29,168,230
100,000	NV Energy Inc.	1,801,000
358,000	OGE Energy Corp.	19,854,680
580,000	Otter Tail Corp.	13,838,800
143,000	Pepco Holdings Inc.	2,702,700
117,550	PG&E Corp.	5,015,858
355,000	Pinnacle West Capital Corp.	18,744,000
1,620,000	PNM Resources Inc.	34,068,600
75,000	PPL Corp.	2,178,750
200,000	Public Service Enterprise Group Inc.	6,436,000
685,000	SCANA Corp.	33,064,950
1,375,032	TECO Energy Inc.	24,393,068
400,062	The Empire District Electric Co.	8,621,336
553,000	The Southern Co.	25,487,770
38,000	Unitil Corp.	1,034,360

Shares		Market Value
226,075	UNS Energy Corp.	$9,463,499
540,000	Vectren Corp.	15,444,000
970,000	Westar Energy Inc.	28,770,200
710,000	Wisconsin Energy Corp.	26,745,700
355,000	Xcel Energy Inc.	9,837,050

		815,443,606

	Energy and Utilities: Electric Transmission and Distribution — 3.7%
437,600	CH Energy Group Inc.	28,535,896
489,550	Consolidated Edison Inc.	29,319,149
1,085,000	Northeast Utilities.	41,479,550
19,000	UIL Holdings Corp.	681,340

		100,015,935

	Energy and Utilities: Global Utilities — 2.0%
27,000	Chubu Electric Power Co. Inc.	351,858
26,000	E.ON AG	616,940
12,004	EDF SA	251,517
5,000	EDP - Energias de Portugal SA, ADR	137,400
200,000	Electric Power Development Co. Ltd.	5,263,967
13,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference	126,072
190,000	Emera Inc.	6,704,404
35,000	Enagas SA	690,393
212,000	Endesa SA	4,072,837
230,000	Enel SpA	813,385
58,800	GDF Suez, Strips†	76
185,000	Hera SpA	298,356
65,000	Hokkaido Electric Power Co. Inc.	528,063
35,000	Hokuriku Electric Power Co.	424,718
185,000	Huaneng Power International Inc., ADR	5,537,050
70,000	Iberdrola SA, ADR	1,262,100
50,192	Iberdrola SA, London†	232,745
49,809	Iberdrola SA, Madrid	225,819
405,000	Korea Electric Power Corp., ADR†	5,030,100
70,000	Kyushu Electric Power Co. Inc.	577,652
17,000	National Grid plc, ADR	941,120
2,000	Niko Resources Ltd.	27,627
3,000	Noble Energy Inc.	278,130
99,000	Red Electrica Corporacion SA	4,693,779
24,000	Shikoku Electric Power Co. Inc.	270,938
2,000	Snam SpA	8,867
68,000	Statoil ASA	1,755,520
740,000	Talisman Energy Inc.	9,856,800
24,000	The Chugoku Electric Power Co. Inc.	318,913
185,000	The Kansai Electric Power Co. Inc.	1,446,053
55,000	The Tokyo Electric Power Co. Inc.†	90,210
165,000	Tohoku Electric Power Co. Inc.†	1,327,781

		54,161,190

	Energy and Utilities: Merchant Energy — 1.6%
65,000	GenOn Energy Inc.†.	164,450

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Merchant Energy (Continued)
40,000	GenOn Energy Inc. - Old, Escrow†(a)	$0
15,000	GenOn Energy Inc., Escrow(a)	0
215,000	NRG Energy Inc.	4,598,850
3,560,074	The AES Corp.†	39,054,012

		43,817,312

	Energy and Utilities: Natural Gas Integrated — 10.8%
52,000	Apache Corp.	4,496,440
72,000	Atlas Energy LP	2,486,880
7,100	Atlas Resource Partners LP	181,192
40,000	Devon Energy Corp.	2,420,000
21,000	Energen Corp.	1,100,610
1,070,000	Energy Transfer Equity LP	48,364,000
170,000	Hess Corp.	9,132,400
940,000	Kinder Morgan Inc.	33,388,800
2,223,074	National Fuel Gas Co.	120,134,919
165,000	Nexen Inc.	4,181,100
288,511	Northwest Natural Gas Co.	14,206,282
596,000	ONEOK Inc.	28,792,760
600,000	Spectra Energy Corp.	17,616,000
4,000	The Williams Companies Inc.	139,880
210,000	UGI Corp.	6,667,500

		293,308,763

	Energy and Utilities: Natural Gas Utilities — 4.7%
126,000	AGL Resources Inc.	5,154,660
100,000	Atmos Energy Corp.	3,579,000
86,000	CenterPoint Energy Inc.	1,831,800
41,000	Chesapeake Utilities Corp.	1,941,760
1,045,000	CONSOL Energy Inc.	31,402,250
325,033	Corning Natural Gas Corp.(b)	5,070,511
152,000	Delta Natural Gas Co. Inc.	2,942,720
72,000	Piedmont Natural Gas Co. Inc.	2,338,560
48,000	Questar Corp.	975,840
44,000	RGC Resources Inc.	791,120
70,000	South Jersey Industries Inc.	3,705,100
1,181,000	Southwest Gas Corp.	52,200,200
252,000	The Laclede Group Inc.	10,836,000
94,000	WGL Holdings Inc.	3,783,500

		126,553,021

	Energy and Utilities: Natural Resources — 1.8%
14,000	Alliance Holdings GP LP	671,300
61,300	Anadarko Petroleum Corp.	4,286,096
331,000	BP plc, ADR	14,021,160
240,000	Cameco Corp.	4,668,000
18,000	Compania de Minas Buenaventura SA, ADR	701,280
278,860	Mueller Industries Inc.	12,679,764
50,000	Occidental Petroleum Corp.	4,303,000
145,000	Peabody Energy Corp.	3,232,050

Shares		Market Value
12,000	Petroleo Brasileiro SA, ADR	$275,280
160,000	Tullow Oil plc	3,539,653
30,000	Uranium One Inc.†	71,712

		48,449,295

	Energy and Utilities: Services — 1.1%
410,000	ABB Ltd., ADR	7,667,000
40,000	Areva SA†	732,478
70,000	Halliburton Co.	2,358,300
35,000	Lufkin Industries Inc.	1,883,700
35,000	MDU Resources Group Inc.	771,400
59,000	Patterson-UTI Energy Inc.	934,560
91,000	Rowan Companies plc, Cl. A†	3,073,070
12,000	Tenaris SA, ADR	489,240
1,037,782	Weatherford International Ltd.†	13,159,076

		31,068,824

	Energy and Utilities: Water — 0.9%
4,000	American States Water Co.	177,720
115,000	American Water Works Co. Inc.	4,261,900
440,000	Aqua America Inc.	10,894,400
4,500	California Water Service Group	83,925
10,500	Connecticut Water Service Inc.	334,950
6,000	Consolidated Water Co. Ltd.	49,620
18,800	Middlesex Water Co.	360,208
248,945	SJW Corp.	6,313,245
89,000	The York Water Co.	1,632,260
15,000	United Utilities Group plc, ADR	348,750

		24,456,978

	Diversified Industrial — 2.4%
90,000	Cooper Industries plc	6,755,400
2,000,000	General Electric Co.	45,420,000
200,000	Mueller Water Products Inc., Cl. A	980,000
57,000	Park-Ohio Holdings Corp.†	1,235,190
200,000	Tyco International Ltd.	11,252,000

		65,642,590

	Environmental Services — 0.0%
10,000	Covanta Holding Corp.	171,600
80,750	Veolia Environnement SA	871,234

		1,042,834

	TOTAL ENERGY AND UTILITIES	1,607,246,101

	COMMUNICATIONS — 17.2%
	Cable and Satellite — 5.9%
1,910,000	British Sky Broadcasting Group plc	22,931,604
1,483,586	Cablevision Systems Corp., Cl. A	23,514,838
165,000	Charter Communications Inc., Cl. A†	12,386,550
25,000	Cogeco Cable Inc.	948,530
70,000	Cogeco Inc.	2,555,488
76,000	Comcast Corp., Cl. A	2,718,520
850,000	Comcast Corp., Cl. A, Special	29,580,000

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
90,000	DIRECTV†	$4,721,400
810,000	DISH Network Corp., Cl. A	24,794,100
341,000	EchoStar Corp., Cl. A†	9,773,060
175,000	Liberty Global Inc., Cl. A†	10,631,250
75,000	Rogers Communications Inc., Cl. B	3,030,000
12,000	Shaw Communications Inc., Cl. B	246,000
120,000	Time Warner Cable Inc.	11,407,200
50,000	Tokyo Broadcasting System Holdings Inc.	523,449

		159,761,989

	Computer Services Software and Systems — 0.2%
400,000	EarthLink Inc.	2,848,000
265,726	Internap Network Services Corp.†	1,873,368

		4,721,368

	Telecommunications — 8.2%
900,000	AT&T Inc.	33,930,000
110,000	Atlantic Tele-Network Inc.	4,727,800
620,000	BCE Inc.	27,242,800
105,000	Belgacom SA	3,204,593
400,000	Cable & Wireless Communications plc	233,049
2,962,167	Cincinnati Bell Inc.†	16,884,352
30,000	Deutsche Telekom AG	369,131
800,000	Deutsche Telekom AG, ADR	9,864,000
18,000	Koninklijke KPN NV, ADR.	135,900
122,000	Loral Space & Communications Inc.	8,674,200
3,000	Mobistar SA	94,644
152,000	Nippon Telegraph & Telephone Corp.	7,245,515
360,000	Orascom Telecom Holding SAE, GDR†(c)	1,116,360
330,000	Orascom Telecom Media and Technology Holding SAE, GDR(d)	145,200
63,500	Philippine Long Distance Telephone Co., ADR	4,191,635
230,000	Portugal Telecom SGPS SA	1,137,025
230,000	Portugal Telecom SGPS SA, ADR	1,140,800
2,000	PT Indosat Tbk	1,128
2,300,000	Singapore Telecommunications Ltd.	5,997,392
1,000,000	Sprint Nextel Corp.†	5,520,000
118,000	Swisscom AG, ADR	4,751,860
8,000	Tele2 AB, Cl. B	145,171
150,000	Telecom Italia SpA, ADR	1,506,000
232,500	Telefonica Brasil SA, ADR	5,054,550
339,394	Telefonica SA, ADR	4,507,152
400,000	Telekom Austria AG	2,827,109
24,000	Telenet Group Holding NV	1,074,816
560,000	Telephone & Data Systems Inc.	14,341,600
433,000	tw telecom inc.†	11,288,310
870,000	Verizon Communications Inc.	39,645,900
600,000	VimpelCom Ltd., ADR	7,140,000

		224,137,992

Shares		Market Value
	Wireless Communications — 2.9%
38,000	America Movil SAB de CV, Cl. L, ADR	$966,720
63,000	China Mobile Ltd., ADR	3,487,680
53,000	China Unicom Hong Kong Ltd., ADR	864,430
200	Hutchison Telecommunications Hong Kong Holdings Ltd	88
45,028	Millicom International Cellular SA	4,182,651
174,000	Millicom International Cellular SA, SDR	16,144,958
6,500	Mobile TeleSystems OJSC, ADR	113,880
500,000	NII Holdings Inc.†	3,925,000
4,600	NTT DoCoMo Inc.	7,462,327
140,000	SK Telecom Co. Ltd., ADR	2,035,600
400	SmarTone Telecommunications Holdings Ltd.	797
16,812	Tim Participacoes SA, ADR	323,127
310,000	Turkcell Iletisim Hizmetleri A/S, ADR†	4,693,400
350,000	United States Cellular Corp.†	13,695,500
733,000	Vodafone Group plc, ADR	20,886,835

		78,782,993

	TOTAL COMMUNICATIONS	467,404,342

	OTHER — 6.8%
	Aerospace — 1.4%
250,031	Exelis Inc.	2,585,321
2,250,000	Rolls-Royce Holdings plc	30,628,814
50,000	The Boeing Co.	3,481,000

		36,695,135

	Aviation: Parts and Services — 0.2%
135,000	Curtiss-Wright Corp.	4,414,500

	Building and Construction — 0.1%
16,000	Acciona SA	910,638
46,000	Texas Industries Inc.†	1,869,900

		2,780,538

	Business Services — 0.5%
94,000	Ariba Inc.†	4,211,200
200,000	Brightpoint Inc.†	1,796,000
1,382,915	Clear Channel Outdoor Holdings Inc., Cl. A	8,269,832

		14,277,032

	Commercial Services — 0.1%
71,000	Macquarie Infrastructure Co. LLC	2,945,080
12,000	McGrath RentCorp.	313,080

		3,258,160

	Diversified Industrial — 1.1%
20,000	Bouygues SA	488,319
422	Donaldson Co. Inc.	14,648
146,015	ITT Corp.	2,942,202
12,000	Raven Industries Inc.	353,160
15,000	Svenska Cellulosa AB, Cl. A	279,503
450,000	The Shaw Group Inc.†	19,629,000
153,000	Trinity Industries Inc.	4,585,410

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Diversified Industrial (Continued)
119,500	Twin Disc Inc.	$2,139,050

		30,431,292

	Electronics — 0.3%
350,000	Corning Inc.	4,602,500
155,000	LSI Corp.†	1,071,050
117,000	Texas Instruments Inc.	3,223,350

		8,896,900

	Entertainment — 1.0%
470,000	Grupo Televisa SAB, ADR	11,049,700
825,067	Vivendi SA.	16,089,320

		27,139,020

	Financial Services — 0.2%
110,000	Kinnevik Investment AB, Cl. A	2,331,019
27,000	Kinnevik Investment AB, Cl. B	560,650
30,027	WR Berkley Corp.	1,125,712

		4,017,381

	Health Care — 0.0%
12,000	Tsumura & Co.	377,037

	Machinery — 0.6%
30,000	Astec Industries Inc.†	948,300
12,000	Flowserve Corp.	1,532,880
55,000	Robbins & Myers Inc.	3,278,000
50,037	The Gorman-Rupp Co.	1,350,999
415,000	Xylem Inc.	10,437,250

		17,547,429

	Metals and Mining — 0.1%
37,000	Haynes International Inc.	1,929,550
51,000	Materion Corp.	1,213,800
12,000	Vulcan Materials Co.	567,600

		3,710,950

	Specialty Chemicals — 0.1%
60,000	The Dow Chemical Co.	1,737,600

	Transportation — 1.1%
480,000	GATX Corp.	20,371,200
145,000	Kirby Corp.†	8,015,600
22,014	Providence and Worcester Railroad Co.	301,372
56,000	RailAmerica Inc.†	1,538,320

		30,226,492

	TOTAL OTHER	185,509,466

	TOTAL COMMON STOCKS	2,260,159,909

Shares		Market Value
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	$814,680

	WARRANTS — 0.2%
	ENERGY AND UTILITIES — 0.2%
	Energy and Utilities: Natural Gas Integrated — 0.2%
1,450,000	Kinder Morgan Inc., expire 05/25/17†	5,060,500

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13†(d)	431,871

	TOTAL WARRANTS	5,492,371

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 16.7%
$454,125,000	U.S. Treasury Bills,
	0.080% to 0.145%††,
	10/04/12 to 04/04/13	454,036,963

	TOTAL INVESTMENTS — 100.0% (Cost $2,375,878,777)	$2,720,503,923

	Aggregate tax cost	$2,385,581,473

	Gross unrealized appreciation	$418,058,776
	Gross unrealized depreciation	(83,136,326)

	Net unrealized appreciation/depreciation	$334,922,450

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $0 or 0.00% of total investments.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2012, the market value of the Regulation S security amounted to $1,116,360 or 0.04% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/12 Carrying Value Per Unit
360,000	Orascom Telecom Holding SAE, GDR	05/05/09	$1,464,194	$3.1010

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $577,071 or 0.02% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$43,817,312	—	$ 0	$ 43,817,312
Other Industries(a)	1,563,428,789	—	—	1,563,428,789
COMMUNICATIONS(a)	467,404,342	—	—	467,404,342
OTHER(a)	185,509,466	—	—	185,509,466
Total Common Stocks	2,260,159,909	—	0	2,260,159,909
Convertible Preferred Stocks(a)	814,680	—	—	814,680
Warrants(a)	5,060,500	$ 431,871	—	5,492,371
U.S. Government Obligations	—	454,036,963	—	454,036,963
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,266,035,089	$454,468,834	$ 0	$2,720,503,923

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

      Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Monthly Distributions - $0.07 per share

The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return of capital. Distributions of capital reduce the cost basis of your shares if you hold them in a taxable account. The distributions should not be confused with the yield or total return of the Fund.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

The Gabelli Utilities Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA	Mary E. Hauck
Chairman and Chief	Former Senior Portfolio
Executive Officer,	Manager,
GAMCO Investors, Inc.	Gabelli-O’Connor Fixed
Income Mutual Fund
Management Co.

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Werner J. Roeder, MD
Former Senior Vice	Medical Director,
President	Lawrence Hospital
and Chief Financial Officer,
KeySpan Corp.

Officers

Bruce N. Alpert	Agnes Mullady
President and Acting Chief	Secretary and Treasurer
Compliance Officer

Custodian, Transfer Agent, and Dividend

Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q312QR

The

Gabelli

Utilities

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/20/12

* Print the name and title of each signing officer under his or her signature.